Related Party Transactions	12 Months Ended
Jan. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions
RELATED PARTY TRANSACTIONS

C. banner International Holdings Limited
The Company has a joint venture agreement with a subsidiary of C. banner International Holdings Limited (“CBI”) to market Naturalizer footwear in China. The Company is a 51% owner of the joint venture (“B&H Footwear”), with CBI owning the other 49%. B&H Footwear sells Naturalizer footwear to a retail affiliate of CBI on a wholesale basis, which in turn sells the Naturalizer products through department store shops and free-standing stores in China. During 2013, B&H Footwear transferred the operation of the retail stores in China to CBI. B&H Footwear continues to sell footwear to CBI on a wholesale basis. During 2014, 2013 and 2012, the Company, through its consolidated subsidiary, B&H Footwear, sold $8.6 million, $8.3 million, and $6.9 million, respectively, of Naturalizer footwear on a wholesale basis to CBI.